BLACKROCK MUNICIPAL BOND FUND, INC.
BlackRock Municipal Insured Fund
(the “Fund”)

SUPPLEMENT DATED NOVEMBER 1, 2010
TO THE PROSPECTUS

Effective January 3, 2011, the Fund’s prospectus is amended as set forth below:

The Fund has changed its name to “BlackRock Municipal Fund.”

Change in Principal Investment Strategies

The Fund’s principal investment strategies have been revised to eliminate the Fund’s non-fundamental investment policy to invest at least 80% of its assets in municipal bonds covered by insurance. The paragraph under “Key Facts about BlackRock Municipal Insured Fund — Principal Investment Strategies” of the prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds. In choosing investments, the Fund’s management analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities. The Fund will usually invest in municipal bonds that have a maturity of five years or longer. The Fund invests primarily in investment grade municipal bonds. The Fund may invest in insured and uninsured municipal bonds.

Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Investment grade bonds are securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality.

The Fund may engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements. The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. The Fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (“inverse floaters”).

The paragraph under “Details about the Fund — Municipal Fund — Principal Investment Strategies” of the prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds. In choosing investments, the Fund’s management analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities. The Fund will usually invest in municipal bonds that have a maturity of five years or longer. The Insured Fund invests primarily in investment grade municipal bonds. The Fund may invest in insured and uninsured municipal bonds.

Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Investment grade bonds are securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality.

The Fund is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, for hedging purposes. The Fund may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, for hedging purposes (including anticipatory hedges) or to enhance income. Derivatives are financial instruments whose value is derived from another security or an index such as the S&P/Investortools Main Municipal Bond Index. The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund is not is required to use hedging and each may choose not to do so.

The Fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (“inverse floaters”).

The references to “Insured Municipal Bonds Risk” as a principal risk of the Fund are deleted and replaced with references to such risk as an other risk of the Fund.

Code: PRO-10051-1010-SUP